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                                                                   Exhibit 10.16

                                    AGREEMENT


                  This AGREEMENT is made and entered into as of this 31st day of May, 1996, by and among, Le Bonheur Health Systems, Inc., a Tennessee not-for-profit corporation ("LHS"); PharmaThera, Inc., a Tennessee corporation ("PharmaThera"); Welsh, Carson, Anderson & Stowe VII, L.P., a Delaware limited partnership ("WCAS VII"); Southern Health Systems, Inc., a Tennessee corporation ("SHS"); Nova Factor, Inc., a Tennessee corporation ("Nova Factor"); and Nova Holdings, Inc., a Delaware corporation (the "Company"). SHS, Nova Factor and the Company are referred to herein as the "Purchaser Group."

                  WHEREAS, LHS, SHS, WCAS VII, and the Company have entered into a Stock Purchase Agreement pursuant to which the Company will purchase all of the shares of capital stock of SHS owned by LHS (the "Purchase Agreement");

                  WHEREAS, prior to closing of the Purchase Agreement, LHS will acquire PharmaThera from SHS;

                  WHEREAS, in order to protect the value of PharmaThera and Nova Factor after closing of the Purchase Agreement the parties agreed to certain covenants set forth herein;

                  NOW, THEREFORE, in consideration of the covenants and agreements herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                  1.       Definitions

                           1.1 In this Agreement, the following terms shall mean
the following:

                  (a) "Distributed Drugs Business" shall mean the business of marketing, advertising, selling, distributing or otherwise providing (1) the drugs listed on Schedule 1.1(b) (which shall be deemed to include all present or future hemophilia drugs) and (2) prescribed Premium drugs distributed or sold pursuant to a contract whereby the drug's manufacturer or distributor has granted the pharmacy an exclusive or Preferred right to distribute or act as a dealer, agent or representative for one or more drugs, whether or not title to such drug passes to the pharmacy. A Preferred right is defined as a right granted to four or fewer entities to distribute drugs from the manufac-

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turer or the manufacturer's distributor. A Premium drug is a pharmaceutical with an average monthly sales price per patient exceeding $749. The Distributed Drugs Business also includes those ancillary medical supplies and oral medications that are prescribed with the disease therapy which uses such drugs listed on
Schedule 1.1(b) or such Premium Drugs.

                  (b) "Infusion Therapy Business" shall mean the business of marketing, advertising, selling, leasing, renting, distributing or otherwise providing prescribed services ordered by a physician in the provision of the following drugs and therapies: parenteral and enteral nutrition therapy, antibiotics, anti-infectives, chemotherapeutic agents, narcotic analgesics, drugs for congestive heart failure, terbutaline drug therapy, hydration therapy, pain management therapy, and chelation therapy, along with the required medical equipment and supplies to administer, provide care or monitor patients.

                  (c) "Territory" shall mean the states of Alabama, Arkansas, Florida, Georgia, Mississippi, Tennessee or Texas, and a radius of two hundred
(200) miles from any of PharmaThera's current pharmacies, offices, warehouses or other staffed locations, regardless of which states such territory may include.

                  1.2 In addition to the terms defined in Section 1.1 hereof, other terms defined elsewhere in this Agreement shall have the meanings set forth therein. Terms defined in the Purchase Agreement but not defined herein shall have the meanings set forth in the Purchase Agreement, including the terms "Excluded Group" and "Acquired Group".

                  2.       Confidentiality

                  (i)   Proprietary and Confidential Information
                        of Company                              .

                  Except as permitted under this Agreement, the Purchase Agreement or any agreement entered into pursuant to the Purchase Agreement, WCAS VII and each member of the Purchaser Group agrees, severally and not jointly, that from and after the date hereof (which agreement shall be binding on any purchaser of all or substantially all of their respective assets), it shall not, directly or indirectly, use or disclose to any third party any of the proprietary or confidential information of PharmaThera or its consolidated partnerships, (Texas Health Infusion Resources, Teddy Bear Home Care/Infusion

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or Campus Home Care/Infusion L.L.C.), except when, after, and only to the extent that: (a) such proprietary or confidential information is or becomes generally available to the public through no fault of it; or (b) such information is required to be used or disclosed in connection with any tax returns heretofore or hereafter filed, or (c) which use or disclosure is required by court order or applicable law. As used herein, the term "proprietary or confidential information" shall include present or prospective market, sales, product, customer and referral source information; prices and pricing structure; contractual arrangements; operating information, policies, procedures and practices; financial information; product and process knowledge; cost and supplier information; personnel data; and any strategy or plans related to any of the foregoing) which has not been generally available or disclosed to the public by PharmaThera.

                  (ii)  Proprietary and Confidential Information
                        of Nova Factor                          .

                  Except as permitted under this Agreement, the Purchase Agreement or any agreement entered into pursuant to the Purchase Agreement, each of LHS and Pharmathera agrees that from and after the date hereof, it shall not, directly or indirectly, use or disclose to any third party any of the proprietary or confidential information of SHS, Nova Factor, CM Factor Care, Kid's Home Care Partnership, Texas Health Pharmaceutical Resources, Teddy Bear Home Care/Drug Therapies, or Campus Home Health Care Home Hemophilia L.L.C., except when, after, and only to the extent that: (a) such proprietary or confidential information is or becomes generally available to the public through no fault of it; or (b) such information is required to be used or disclosed in connection with any tax returns heretofore or hereafter filed, or (c) which use or disclosure is required by court order or applicable law. As used herein, the term "proprietary or confidential information" shall include present or prospective market, sales, product, customer and referral source information; prices and pricing structure; contractual arrangements; operating information, policies, procedures and practices; financial information; product and process knowledge; cost and supplier information; personnel data; and any strategy or plans related to any of the foregoing) which has not been generally available or disclosed to the public by WCAS VII, the Company, SHS or Nova Factor.

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

                  2.1  No Solicitation.

                  (i) Commencing on the date hereof and continuing for a period of three years thereafter, each member of the Purchaser Group agrees, severally and not jointly, that it shall not directly or indirectly, hire, offer to hire, or entice away, or in any other manner persuade or attempt to persuade, any officer or manager of the Excluded Group who devotes a majority of his or her time to the Infusion Therapy Business in the Territory to discontinue his or her relationship with such entity. It is understood and agreed that the prohibitions contained in this Section 2.1(i) shall apply to all current and future officers and managers of the Excluded Group (including, but not limited to, any former officer or manager of the Excluded Group), whether or not any such person is then currently an officer or manager of the Excluded Group or whether any such prohibited activity is in connection with employment, an offer of employment or other action within or outside the Territory.

                  (ii) Commencing on the date hereof and continuing for a period of three years thereafter, PharmaThera agrees that it shall not directly or indirectly, hire, offer to hire, or entice away, or in any other manner persuade or attempt to persuade, any officer or manager of the Acquired Group, to discontinue his or her relationship with such entity. It is understood and agreed that the prohibitions contained in this Section 2.1 (ii) shall apply to all current and future officers and managers of such entities (including, but not limited to any former officer or manager of such company or entity), whether or not any such person is then currently an officer or manager of such company or whether any such prohibited activity is in connection with employment, an offer of employment or other action within or outside the Territory.

                  3.  Covenants Not to Compete

                  3.1 Covenant.

                   (a) Each member of the Purchaser Group agrees (which covenants shall be binding on any purchaser of all or substantially all of their respective assets), severally and not jointly, that, commencing on the date hereof and continuing for a period of three (3) years thereafter, it will not, directly or indirectly, engage in the Infusion Therapy Business in the Territory. For purposes of this Article 3, PharmaThera shall

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include Texas Health Infusion Resources, Teddy Bear Home Care/Infusion and
Campus Home Care/Infusion, L.L.C.

                  (b) Without limiting the generality of the provisions of
Section 3.1(a) hereof, this Covenant Not to Compete shall be construed so that a member of the Purchaser Group shall also be in breach hereof if (i) it is a controlling shareholder, investor, trustee, agent, principal or partner of, or a consultant or advisor to or for, or a manager for, a person, firm, corporation, partnership, joint venture, association, trust or other entity which is engaged in the Infusion Therapy Business in the Territory, or (ii) it consents, in its capacity as a general partner, to a change of the purposes of a consolidated general partnership to enable such partnership to enter the Infusion Therapy Business in the Territory. Notwithstanding anything to the contrary contained in this Section 3.1(b), a member of the Purchaser Group shall not be deemed to be in breach of this Covenant Not to Compete (i) solely by reason of owning an interest of less than one percent (1%) of the shares of any company traded on a national securities exchange or in the over the counter market, or (ii) if it engages in Infusion Therapy Business activities for patients of physicians who (or whose practices) are, or become associated with or receive management or administrative services from Care Matrix Group, a California corporation or subsidiaries or affiliates thereof.

                  (c) PharmaThera hereby agrees, commencing on the date hereof and continuing for a period of three (3) years not to, directly or indirectly, engage in the Drug Distribution Business within the United States, nor sell or distribute (i) Pulmozyme-Registered Trademark- for patients of any consolidated partnerships or entities managed by Nova Factor or (ii) Lilly Humatrope-Registered Trademark- growth hormone for patients of any of the consolidated partnerships or entities managed by Nova Factor.

                  (d) Without limiting the generality of the provisions of
Section 3.1 (c) hereof, the PharmaThera Covenant Not To Compete shall be construed so that PharmaThera shall also be in breach thereof if (i) it is a controlling shareholder, investor, trustee, agent, principal or partner of, or a consultant or advisor to or for, or a manager for, a person, firm, corporation, partnership, joint venture, association, trust or other entity which is engaged in the Drug Distribution Business or (ii) it consents, in its capacity as a general partner, to a change of the purposes of a consolidated general partnership to enable such partnership to enter the Drug Distribution Business in the

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Territory. Notwithstanding anything to the contrary contained in this Section
3.1(c), PharmaThera shall not be deemed to be in breach of this Covenant Not to Compete solely by reason of owning an interest of less than one percent (1%) of the shares of any company traded on a national securities exchange or in the over the counter market.

                  (e) The prohibitions of this Article 3 shall not include Lupron-Registered Trademark-.

                  3.2  Remedies.

                  Each party agrees that the remedy at law for any breach of obligation under this Covenant Not to Compete will be inadequate and that in addition to any other rights and remedies to which it may be entitled hereunder, at law or in equity, each party shall be entitled to injunctive relief, and reimbursement for all reasonable attorneys' fees and other expenses incurred in connection with the enforcement hereof. It is the intention of the parties that these Covenants Not to Compete be fully enforceable in accordance with these terms and that the provisions thereof be interpreted so as to be enforceable to the maximum extent permitted by applicable law. To the extent that any obligation to refrain from competing within an area for a period of time is held invalid or unenforceable, it shall, to the extent that it is invalid or unenforceable, be deemed void ab initio. The remaining obligations imposed by the provisions of the Covenants Not to Compete shall be fully enforceable as if such invalid or unenforceable provisions had not been included herein and shall be construed, to the extent possible, such that the purpose of the Covenants Not to Compete, as intended by the Parties, can be achieved in a lawful manner.

                  4.  Governing Law

                  The interpretation and performance of this Agreement shall be governed by the laws of the State of Tennessee, without giving effect to its conflicts of law provisions. Each party hereby agrees that any claims, demands, lawsuits, proceedings and controversies arising from or relating to this Agreement shall exclusively be brought and heard in federal or state courts of general jurisdiction located in Shelby County in the State of Tennessee, and each party hereby consents to the subject matter and personal jurisdiction of such courts in respect thereof.

                  5.  Notice

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                  All notices, requests, demands, reports, statements, consents, approvals, or other communications required to be given hereunder or relating to this Agreement shall be given as provided in the Purchase Agreement.

                  6.  Non-Waiver

                  The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall not be construed to be a waiver of any such provisions, nor in any way affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce any such provisions. No waiver of any breach of this Agreement shall be deemed a waiver of any other or subsequent breach, whether of the same provision or otherwise.

                  7. Successors and Assigns. This Agreement shall inure to the benefit of and be binding on the parties hereto and their respective successors and assigns.

                  8. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed one and the same instrument.

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

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                         Le Bonheur Health Systems, Inc.


                         By: /s/ Le Bonheur Health Systems, Inc.
                             --------------------------------------
                             Title:


                         Southern Health Systems, Inc.


                         By: /s/ Southern Health Systems, Inc.
                            --------------------------------------
                            Title:

                         Nova Factor, Inc.


                         By: /s/ Nova Factor, Inc.
                             --------------------------------------
                             Title:


                         PharmaThera, Inc.


                         By: /s/ PharmaThera, Inc.
                             --------------------------------------
                             Title:


                         Welsh, Carson, Anderson
                           & Stowe VII, L.P.


                         By: /s/ Welsh, Carson, Anderson & Stowe VII, L.P.
                            ----------------------------------------------
                            Title:


                         Nova Holdings, Inc.


                         By: /s/ Nova Holdings, Inc.
                             --------------------------------------
                             Title:

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Schedule 1.1(b)

-        Protropin-Registered Trademark-, Nutropin-Registered Trademark-

-        Ceredase-Registered Trademark-, Cerezyme-Registered Trademark-

- Avonex-Registered Trademark-, Betaseron-Registered Trademark-, Copaxone-Registered Trademark-

-        Myotrophin-Registered Trademark-

-        Rilutek-Registered Trademark-

- Hemophilia industry: distribution of any blood clotting pharmaceutical, ancillary medical supplies and other related products and services as prescribed by a physician and required for the administration of product to hemophilia patients.



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